EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DYNASIL CORPORATION OF AMERICA (the "Company") on Form 10-Q for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Peter Sulick, Chief Executive Officer and President of the Company and Robert J. Bowdring, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter Sulick
Peter Sulick
Chief Executive Officer and President

/s/ Robert J. Bowdring
Robert J. Bowdring
Chief Financial Officer

February 13, 2017